WCM International Small Cap Growth Fund

Institutional Class Shares – WCMSX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 1, 2024, to the

Statement of Additional Information (“SAI”)

dated April 30, 2023.

Effective immediately, the WCM International Small Cap Growth Fund has adopted a non-fundamental policy with respect to its acquisition of securities of other funds. Accordingly, effective immediately, the second non-fundamental policy under the heading entitled “Investment Restrictions” beginning on page B-26 of the SAI is deleted in its entirety and replaced with the following:

With respect to the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund and WCM International Small Cap Growth Fund, to the extent such Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of each Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1 under the 1940 Act; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Please retain this Supplement with your records.